                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other  than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement

/X/   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

/ /   Confidential, For Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)

                    Chartwell Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------


(2)      Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


(4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------


(5)   Total fee paid:


--------------------------------------------------------------------------------


/ /   Fee paid previously with preliminary materials:


--------------------------------------------------------------------------------


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


--------------------------------------------------------------------------------

      (1)     Amount Previously Paid:


      --------------------------------------------------------------------------

      (2)     Form, Schedule or Registration Statement No.:


      --------------------------------------------------------------------------

      (3)     Filing Party:


      --------------------------------------------------------------------------

      (4)     Date Filed:


      --------------------------------------------------------------------------

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                                                           Wilmington, Delaware
                                                           March 22, 2002

To Our Stockholders:

     It is our pleasure to invite you to your Fund's Annual Meeting of Stockholders to be held at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, on April 24, 2002, at 8:30 a.m. Formal notice of the Annual Meeting appears on the next page and is followed by the Proxy Statement.

     The only matter upon which you, as a stockholder of the Fund, are being asked to vote on is the election of one Class I director to serve for a term of one year and two Class III directors for a term of three years. The Board of Directors recommends that you elect to the Board the three current directors who are standing for election.

     We hope you will be able to attend, but we urge you, in any event, to complete and return the enclosed proxy card in the envelope provided. If you do attend, you may vote in person if you so desire.

     The Annual Report of the Chartwell Dividend and Income Fund, Inc. for the year ended November 30, 2001 has previously been mailed to stockholders of record. The Annual Report is not to be considered proxy soliciting material.

                                          Sincerely,

                                          /s/ Winthrop S. Jessup
                                          WINTHROP S. JESSUP
                                          Chairman

                             YOUR VOTE IS IMPORTANT

     WE CONSIDER THE VOTE OF EACH STOCKHOLDER IMPORTANT, WHATEVER THE NUMBER OF SHARES HELD. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. THE PROMPT RETURN OF YOUR PROXY WILL SAVE EXPENSE TO YOUR FUND.

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                                            Wilmington, Delaware
                                                            March 22, 2002

To the Stockholders of
  Chartwell Dividend and Income Fund, Inc.:

     The Annual Meeting of Stockholders of Chartwell Dividend and Income Fund, Inc. (the "Fund") will be held at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 24, 2002, at 8:30 a.m., for the following purposes:

     1. To elect three directors of the Fund: two directors to hold office for a term of three years; one director to hold office for a term of one year; and each to hold office until his successor is duly elected and qualified.

     2. To transact such other business as may properly come before the meeting or adjournments thereof.

     The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Stockholder is invited to attend the Annual Meeting in person. Holders of record at the close of business on March 6, 2002 are entitled to receive notice of and to vote at the Meeting. IF YOU CANNOT BE PRESENT AT THE ANNUAL MEETING, WE URGE YOU TO FILL IN, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.

                                          MICHAEL P. MALLOY
                                          Secretary

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                                                  March 22, 2002

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Chartwell Dividend and Income Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders to be held at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 24, 2002, at 8:30 a.m., and at any adjournment thereof (the "Meeting"). This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and the accompanying proxy are being mailed to stockholders on or about March 22, 2002.

     The Board of Directors has fixed the close of business on March 6, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 15,876,835 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted "FOR" the election of the three nominees for director (Proposal One). Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 400 Bellevue Parkway, Wilmington, Delaware 19809, by signing another proxy of a later date or by personally voting at the Meeting.

     Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. With respect to Proposal One, which is a matter to be determined by a plurality of votes cast on such matter, neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the stockholder vote. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on such proposals in the discretion of the person or persons holding the proxies.

     A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal One are not received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on Proposal One will be voted against adjournment as to that proposal.

     Costs of soliciting proxies will be borne by the Fund. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies. In addition to soliciting proxies by use of the mails, some of the officers of the Fund and persons affiliated with Chartwell Investment Partners, L.P., the Fund's investment adviser, may, without remuneration, solicit proxies personally or by telephone or telefax.

     THE FUND PREPARES AND MAILS TO ITS STOCKHOLDERS FINANCIAL REPORTS ON A SEMI-ANNUAL BASIS. THE FUND WILL FURNISH TO STOCKHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO STOCKHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001. REQUESTS FOR SUCH ANNUAL REPORT SHOULD BE DIRECTED TO THE FUND C/O PRINCETON ADMINISTRATORS, L.P., 800 SCUDDERS MILL RD., PLAINSBORO, NJ 08536 OR TELEPHONE TOLL-FREE (800) 543-6217. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

     At the Meeting, shareholders will be asked to elect three (3) directors to the Fund's Board of Directors. The Board of Directors of the Fund, including the directors who are not interested persons of the Fund, upon the recommendation of the Fund's Nominating Committee (which is composed entirely of directors who are not interested persons of the Fund), has nominated C. Warren Ormerod to serve as a Class I director to hold office until the Annual Meeting of Stockholders in 2003, and Winthrop S. Jessup and George W. Grosz to serve as Class III directors to hold office until the Annual Meeting of Stockholders in 2005, or thereafter in each case when their respective successors are duly elected and qualified. It is the intention of the persons named in the accompanying proxy card to vote in favor of election of Messrs. Jessup, Grosz and Ormerod.

     Pursuant to the Charter and By-Laws of the Fund, the Board of Directors is divided into three classes, as nearly equal in number as possible. Each director, after a transition period, serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of six directors, whose class and term of office are as follows: Class I: Messrs. Kenneth F. Herlihy and C. Warren Ormerod -- term expires in 2003; Class II: Messrs. Bernard P. Schaffer and Kevin
A. Melich -- term expires in 2004; and Class III: Messrs. Winthrop S. Jessup and George W. Grosz -- term expires in 2002. All of the current members of the Board of Directors except for Mr. Ormerod have previously been elected by the Fund's shareholders.

     Two of the directors, Messrs. Jessup and Grosz, are standing for re-election by shareholders to serve as Class III directors until the Fund's 2005 Annual Meeting of Shareholders and until their respective successors have been elected and qualified. Mr. Ormerod is standing for election by shareholders to serve as a Class I director until the Fund's 2003 Annual Meeting of Shareholders and until his successor has been elected and qualified. Mr. Ormerod was appointed to the Board on October 17, 2001 by the Board of Directors, acting upon the recommendation of the Nominating Committee, to fill a newly created vacancy resulting from an increase in the size of the Board. Pursuant to the By-Laws of the Fund, Mr. Ormerod must be elected by the shareholders of the Fund at the Fund's next annual meeting. Each nominee has indicated his intention to continue to serve if elected and has consented to being named in the Proxy Statement. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

     In order for any other persons to be nominated for election to the Board of Directors at this Meeting, the By-Laws require the proposed nominee to notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information required by the Secretary of the Fund. This Proxy Statement is expected to be mailed on March 22, 2002 and, if such occurs, any such notice must be received by the Fund on or before April 1, 2002.

     Certain information concerning the Fund's directors, including the nominees for election as directors, is set forth below.

                                                                                           DOLLAR RANGE OF
                                 POSITION(S) HELD WITH THE FUND;   YEAR TERM              SHARES HELD IN THE
                                      PRINCIPAL OCCUPATIONS          AS A                     FUND AS OF
NAME, (AGE) AND                      DURING PAST FIVE YEARS;       DIRECTOR    DIRECTOR      DECEMBER 31,
ADDRESS OF DIRECTOR(1)                 OTHER DIRECTORSHIPS        WILL EXPIRE   SINCE          2001(2)
----------------------           -------------------------------  -----------  --------   ------------------
DISINTERESTED DIRECTORS
C. Warren Ormerod (65).........  Director of the Fund; Chairman    Class I       2001           $-0-
                                 and Managing Director,            (2003++)
                                 NorthStar Asset Management
                                 (since 2000); Managing Partner,
                                 Stratton Management Company
                                 (1992-2000); Executive Vice
                                 President, Continental Bancorp
                                 (1968-1992).

George W. Grosz (64)...........  Director of the Fund;            Class III      2000      Over $100,000
                                 Consultant (since 1996);          (2005++)
                                 President and CEO of Meridian
                                 Asset Management Co
                                 (1994-1996); Director, FBR
                                 Family of Funds (1998-2001);
                                 Director, FBR National Bank &
                                 Trust Company (since 2001);
                                 Director, Guardian Trust
                                 Company FSB (a wholly owned
                                 subsidiary of Guardian Life
                                 Insurance Company of America)
                                 (since 1999).

Kenneth F. Herlihy (73)........  Director of the Fund; Sculptor,   Class I       1998           $-0-
                                 who has worked independently       (2003)
                                 since his retirement from the
                                 mutual fund industry in 1987.

INTERESTED DIRECTORS*

Winthrop S. Jessup (56)........  Chairman of the Board,           Class III      1998     $10,001-$50,000
                                 President and Director of the     (2005++)
                                 Fund (since 1998); Partner,
                                 Chartwell Investment Partners,
                                 L.P. and Chartwell G.P., Inc.
                                 (since 1997); and various
                                 positions with Delaware
                                 Management Company, Inc. and
                                 certain affiliated companies,
                                 most recently the positions of
                                 Executive Vice President and
                                 Director (1977 to 1997);
                                 Director, Georgia Banking
                                 Company (since 1998).

                                                                                           DOLLAR RANGE OF
                                 POSITION(S) HELD WITH THE FUND;   YEAR TERM              SHARES HELD IN THE
                                      PRINCIPAL OCCUPATIONS          AS A                     FUND AS OF
NAME, (AGE) AND                      DURING PAST FIVE YEARS;       DIRECTOR    DIRECTOR      DECEMBER 31,
ADDRESS OF DIRECTOR(1)                 OTHER DIRECTORSHIPS        WILL EXPIRE   SINCE          2001(2)
----------------------           -------------------------------  -----------  --------   ------------------
Bernard P. Schaffer (57).......  Director and Vice President of    Class II      1998     $10,001-$50,000
                                 the Fund (since 1998); Partner     (2004)
                                 and Portfolio Manager of
                                 Chartwell Investment Partners,
                                 L.P. and Partner of Chartwell
                                 G.P., Inc. (since 1997);
                                 Portfolio Manager of Delaware
                                 Investment Advisers, a division
                                 of Delaware Management Company,
                                 Inc. (1990 to 1997); Senior
                                 Vice President of Prudential
                                 Securities (1988 until 1990);
                                 and Associate Managing
                                 Director, Wertheim Schroder &
                                 Co. (1978-1988).

Kevin A. Melich (59)...........  Director and Vice President of    Class II      1998     $10,001-$50,000
                                 the Fund (since 1998); Managing    (2004)
                                 Partner and Portfolio Manager
                                 of Chartwell Investment
                                 Partners, L.P. and of Chartwell
                                 G.P., Inc. (since 1997);
                                 Portfolio Manager of Delaware
                                 Investment Advisers, a division
                                 of Delaware Management Company,
                                 Inc. (1983 to 1997); and Vice
                                 President, A.B. Laffer
                                 Associates (economics
                                 consulting firm) (1981-1983).

---------------
* These directors are considered to be "interested persons" of the Fund as defined in the Investment Company Act of 1940 because they are partners in the investment adviser (Chartwell Investment Partners, L.P.) and are officers of the Fund.
++   If elected or re-elected at the Meeting.
(1) Each director may be contacted by writing to the director, c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312, Attn: G. Gregory Hagar.
(2) The information concerning the dollar value of shares beneficially owned by each director is based on statements furnished to the Fund by each director. All shares represented in this table are owned with sole voting and investment power. The Fund is not part of a family of investment companies. None of the disinterested directors or their family members owned beneficially or of record any securities of the Fund's investment adviser or any person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

  Officers of the Fund

     The following table shows certain information about the officers of the Fund. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

NAME, (AGE)                                 POSITION(S) HELD WITH
AND ADDRESS OF OFFICER                            THE FUND*        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------                      ---------------------  ----------------------------------------------
Winthrop S. Jessup (56)...................  Chairman of the        See biography above.
  1235 Westlakes Drive, Suite 330           Board, President and
  Berwyn, Pennsylvania 19312                Director (since 1998)

NAME, (AGE)                                 POSITION(S) HELD WITH
AND ADDRESS OF OFFICER                            THE FUND*        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------                      ---------------------  ----------------------------------------------
Bernard P. Schaffer (57)..................  Vice President and     See biography above.
  1235 Westlakes Drive, Suite 330           Director (since 1998)
  Berwyn, Pennsylvania 19312

Kevin A. Melich (59)......................  Vice President and     See biography above.
  1235 Westlakes Drive, Suite 330           Director (since 1998)
  Berwyn, Pennsylvania 19312

Timothy J. Riddle (46)....................  Vice President and     Partner of Chartwell Investment Partners L.P.
  1235 Westlakes Drive, Suite 330           Treasurer (since       and of Chartwell G.P., Inc. (since 1997); and
  Berwyn, Pennsylvania 19312                1998)                  Senior Vice President in Client Services for
                                                                   Delaware Investment Advisers, a division of
                                                                   Delaware Management Company, Inc. (1986 to
                                                                   1997).

G. Gregory Hagar (33).....................  Vice President (since  Partner, Chief Financial Officer of Chartwell
  1235 Westlakes Drive, Suite 330           1998)                  Investment Partners L.P. (since 1997);
  Berwyn, Pennsylvania 19312                                       National Accounting and System Adviser of
                                                                   Commonwealth Land Title Insurance Company
                                                                   (1996-1997); and Supervisor of the Financial
                                                                   Services Group of Hemming Morse CPAs and
                                                                   Consultants (1992-1996).

Leslie M. Varrelman (42)..................  Vice President (since  Director of Fixed Income for Chartwell
  1235 Westlakes Drive, Suite 330           1998)                  Investment Partners L.P. (since 1997); Vice
  Berwyn, Pennsylvania 19312                                       President of Meridian Investment Company
                                                                   (1994-1997); and Vice President and Portfolio
                                                                   Manager of CoreStates Investment Advisers
                                                                   (1981-1994).

Michael P. Malloy (42)....................  Secretary (since       Partner in the law firm of Drinker Biddle &
  One Logan Square                          1998)                  Reath LLP (since 1993).
  18th and Cherry Streets
  Philadelphia, Pennsylvania 19103

Maria E. Pollack (56).....................  Assistant Secretary    Director of Client Administration for
  1235 Westlakes Drive, Suite 330           (since 1998)           Chartwell Investment Partners L.P. (since
  Berwyn, Pennsylvania 19312                                       1997); and various positions with Delaware
                                                                   Investment Advisers, a division of Delaware
                                                                   Management Company, Inc., most recently the
                                                                   position of Assistant Vice President (1982 to
                                                                   1997).

---------------
* Each individual listed above has served as an officer of the Fund since its inception and was initially elected at the organizational meeting of the Board of Directors of the Fund on June 16, 1998.

  Stock Ownership

     To the knowledge of the Fund's management, as of the Record Date, the current directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. As of this date, no person, to the knowledge of the Fund's management, owned beneficially more than 5% of the voting shares of the Fund.

  Compensation of Directors

     No officer or director of the Fund who is also a director, officer or employee of the investment adviser or its affiliates received any remuneration from the Fund during 2001. The other directors taken as a group were either paid or had accrued directors' fees for the fiscal year ended November 30, 2001 in the aggregate amount of $12,250. The basis of compensation for directors is an annual fee of $4,000 per year plus $250 per meeting attended. The Fund also pays members of the Audit Committee of the Board of Directors an annual fee of $250. The Chairman of the Audit Committee receives an additional fee of $500 per year. Each non-interested director of the Fund is reimbursed for reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings.

     Drinker Biddle & Reath LLP, of which Michael P. Malloy, Secretary of the Fund, is a partner, received fees during the year ended November 30, 2001 for services rendered as the Fund's legal counsel.

     The following table provides information concerning the compensation paid by the Fund to directors for services rendered during the Fund's fiscal year ended November 30, 2001. The Fund has no bonus, profit sharing, pension or retirement plans.

                               COMPENSATION TABLE

                                                        PENSION OR
                                                        RETIREMENT                             TOTAL
                                       AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL    COMPENSATION
                                      COMPENSATION   AS PART OF FUND     BENEFITS UPON     FROM FUND PAID
NAME OF PERSON                         FROM FUND         EXPENSES          RETIREMENT      TO DIRECTORS*
--------------                        ------------   ----------------   ----------------   --------------
George W. Grosz.....................     $5,250            $-0-               $-0-             $5,250
Kenneth F. Herlihy..................     $5,750            $-0-               $-0-             $5,750
Winthrop S. Jessup..................     $  -0-            $-0-               $-0-             $  -0-
Kevin A. Melich.....................     $  -0-            $-0-               $-0-             $  -0-
C. Warren Ormerod**.................     $1,250            $-0-               $-0-             $1,250
Bernard P. Schaffer.................     $  -0-            $-0-               $-0-             $  -0-

---------------
 * The Fund is not part of a Fund Complex.

** Mr. Ormerod was appointed to the Board of Directors on October 17, 2001.

  Committees and Board of Directors' Meetings

     The Fund has a standing Audit Committee of the Board comprised entirely of directors who are not "interested persons" of the Fund, the Fund's investment adviser or their affiliates within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, all members of the Audit Committee are "independent" as defined in the New York Stock Exchange applicable listing standards, and each member is financially literate with at least one having accounting or financial management expertise. Currently, Messrs. Herlihy, Grosz and Ormerod serve as members of the Audit Committee. The Audit Committee held one meeting during the fiscal year ended November 30, 2001. The Fund has adopted a written Audit Committee Charter.

     The functions of the Audit Committee are to meet with the Fund's independent auditors to review the scope and findings of the annual audit, discuss the Fund's accounting policies, discuss any recommendation of the independent auditors with respect to the Fund's management practices, review the impact of changes in accounting standards upon the Fund's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Committee by the Board of Directors.

     The Fund also has a standing Nominating Committee of the Board comprised entirely of directors who are not "interested persons" of the Fund, the Fund's investment adviser or their affiliates for purposes of the 1940 Act. The Nominating Committee is responsible for considering candidates for election to the Board of the Fund in the event a position is vacated or created. The Nominating Committee will consider nominees recommended by the Fund's shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee should send a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The current members of the Nominating Committee are Messrs. Herlihy, Grosz and Ormerod. The Nominating Committee held one meeting during the fiscal year ended November 30, 2001. The Fund has no compensation committee of the Board of Directors or any committee performing similar functions.

     The Board of Directors formally created a standing Valuation Committee of the Board on January 23, 2002. The Valuation Committee is authorized to act for the Board of Directors in connection with the valuation of portfolio securities held by the Fund in accordance with the Fund's valuation procedures. Messrs. Jessup, Schaffer and Melich serve on the Valuation Committee. The Valuation Committee did not exist, and therefore did not meet, during the Fund's fiscal year most recently ended.

     During the Fund's last fiscal year, the Board of Directors held four regularly scheduled meetings. For the fiscal year ended November 30, 2001, each of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and of all Committees of the Board held during the period on which he served.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS A DIRECTOR OF THE FUND.

                             AUDIT COMMITTEE REPORT
                                AND AUDITOR FEES

  Report of the Audit Committee

     At a meeting held on January 23, 2002, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund for purposes of the 1940 Act, acting upon the recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP as independent auditors to examine the financial statements of the Fund for the fiscal year ending November 30, 2002. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board No. 1 and has discussed with PricewaterhouseCoopers LLP their independence with respect to the Fund. The Fund knows of no direct financial or material indirect interest of PricewaterhouseCoopers LLP in the Fund.

     The Fund's financial statements for the fiscal year ended November 30, 2001 were audited by PricewaterhouseCoopers LLP. The Audit Committee has reviewed and discussed the Fund's audited financial statements with management of the Fund. The Audit Committee has further discussed with PricewaterhouseCoopers LLP the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement of Accounting Standards No. 61. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended November 30, 2001.

                                          Kenneth F. Herlihy, Chairman of the
                                          Audit Committee
                                          George W. Grosz, Member of the
                                          Audit Committee
                                          C. Warren Ormerod, Member of the
                                          Audit Committee

  Audit Fees

     The aggregate fees paid to PricewaterhouseCoopers LLP for the Fund's most recent fiscal year for the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders was $34,125.

  Financial Information Systems Design and Implementation Services

     There were no professional services rendered by PricewaterhouseCoopers LLP to the Fund, the investment adviser or affiliated entities that provide services to the Fund for the fiscal year ended November 30, 2001 relating to financial design and implementation.

  All Other Fees

     The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for all other services to the Fund, the Fund's investment adviser and affiliated entities that provide services to the Fund amounted to $24,100. Non-audit services consisted of preparation of the Fund's federal income, federal excise and applicable state tax returns, review of the Fund's status under Subchapter M of the Internal Revenue Code of 1986 and agreed-upon procedures for rating agencies to verify compliance with asset maintenance tests with respect to the Fund's commercial paper program. In recommending the approval of PricewaterhouseCoopers LLP as the Fund's independent auditors, the Audit Committee determined that the provision of non-audit services by PricewaterhouseCoopers LLP to the Fund was compatible with maintaining PricewaterhouseCoopers LLP's independence.

     In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of its independent auditors. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence.

                                 OTHER BUSINESS

     The Management of the Fund does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder. To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), a Stockholder must notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information to the Fund as required by the Secretary of the Fund. This Proxy Statement is expected to be mailed to Stockholders on March 22, 2002, and, if such occurs, any such notice must be received by the Fund on or before April 1, 2002.

                             ADDITIONAL INFORMATION

  Investment Adviser and Administrator

     Chartwell Investment Partners, L.P. serves as investment adviser for the Fund and is located at 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312. Princeton Administrators, L.P., an affiliate of Merrill Lynch & Co., Inc., serves as administrator for the Fund and is located at 800 Scudders Mill Road, Plainsboro, NJ 08536.

  Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors, officers, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange

Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on a review of the copies of these reports furnished to the Fund and representations that no other reports were required to be filed, the Fund believes that its Reporting Persons complied with the applicable filing requirements during the fiscal year ended November 30, 2001.

  Stockholder Proposals -- 2003 Annual Meeting

     A Stockholder who intends to present a proposal which relates to a proper subject for Stockholder action at the 2003 Annual Meeting of Stockholders, and who wishes such proposal to be considered for inclusion in the Fund's proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund's principal executive offices by November 23, 2002. Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its President.

March 22, 2002

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES

                               FORM OF PROXY CARD

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CHARTWELL DIVIDEND AND INCOME FUND, INC. (THE "FUND") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 2002 AT 8:30 A.M. AT THE OFFICES OF PFPC INC., 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

         The undersigned hereby appoints Timothy Riddle and G. Gregory Hagar, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Annual Meeting, upon the following matter, and upon any other matter which may properly come before the Annual Meeting, at their discretion.

1.       ELECTION OF DIRECTORS:

         Class One Director
         (term expires 2003):
             C. Warren Ormerod

         Class Three Directors
         (term expires 2005):
              Winthrop S. Jessup
              George W. Grosz

         ____   FOR all nominees listed above

         ____   WITHHOLD AUTHORITY to vote for all nominees listed above

         ____   WITHHOLD AUTHORITY to vote for certain nominees listed above

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE OUT THE NAME OR NAMES LISTED ABOVE.)

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

         Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF ALL NOMINEES IN PROPOSAL 1. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT.

                                  PLEASE SIGN, DATE AND RETURN PROMPTLY.


                                  ______________________________________________
                                  Sign here exactly as name(s) appear(s) hereon



                                  Date:_________________________________________
                                  IMPORTANT - Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.